Exhibit 10.39

CONSENT TO ASSIGNMENT AND MODIFICATION OF LEASE

This CONSENT TO ASSIGNMENT AND MODIFICATION OF LEASE (this “Assignment Consent”), effective as of June 1, 2002 (the “Effective Date”), is entered into by (i) ARE-TECHNOLOGY CENTER SSF, LLC, a Delaware limited liability company (“Landlord”), (ii) VIROLOGIC, INC., a Delaware corporation (“Current Tenant”), and (iii) DIADEXUS, INC., a Delaware corporation (“New Tenant”), as follows:

RECITALS

A.        Current Tenant currently leases the entire building located at 343 Oyster Point Boulevard in South San Francisco, California (the “Premises”) from Landlord pursuant to a certain Lease made as of November 23,1999, between Landlord’s predecessor-in-interest, Trammell Crow Northern California Development, Inc., and Current Tenant, as amended by a certain First Amendment To Lease Agreement dated as of February     , 2000, between Landlord and Current Tenant (collectively, the “Lease”). All initially capitalized terms not expressly defined in this Assignment Consent shall have the meanings given to such terms in the Lease unless the context clearly indicates otherwise.

B.        Current Tenant and New Tenant have entered into various agreements pursuant to which, among other things, (i) Current Tenant is assigning to New Tenant of all of Current Tenant’s right, title, and interest in and to the Lease (the “Leasehold Interest”), and (ii) Current Tenant is selling and transferring to New Tenant all of Current Tenant’s ownership interest in and to all of the Movable Equipment and Trade Fixtures described in Exhibit B-3 of the Lease, excluding items 1 through 6 described in such Exhibit B-3 (collectively, the “Equipment”).

C.        New Tenant currently occupies 40,350 square feet of the Premises pursuant to a certain Sublease dated May 17, 2001, between Current Tenant (as sublandlord) and New Tenant (as subtenant) (the “Current Sublease”). In addition to the transactions described in Recital B above (the “Assignment Transactions”), (i) New Tenant is subleasing to Current Tenant 13,630 square feet of space in the Premises, and (ii) Current Tenant and New Tenant are terminating the Current Sublease. The agreements of Landlord, Current Tenant, and New Tenant (each, a “Party” and collectively, the “Parties”) regarding the transactions described in this Recital (the “Sublease Transactions”) are contained in a certain Consent To Sublease of even date herewith (the “Sublease Consent”).

D.        New Tenant and Current Tenant expressly acknowledge and agree that the Assignment Transactions require Landlord’s consent. In addition, New Tenant’s obligation to acquire and assume the Leasehold Interest is subject to certain specific modifications of the terms, covenants, and conditions in the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the covenants in this Assignment Consent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.        Consent To Assignment of Lease and Transfer of Equipment. Current Tenant and New Tenant each hereby represents and warrants to Landlord that: (i) attached to this Assignment Consent as Attachment 1 is a correct and complete copy of the Assignment and Assumption of Lease (the “Leasehold Assignment”) pursuant to which Current Tenant is assigning to New Tenant, and New Tenant is assuming all of Current Tenant’s obligations in connection with, the Leasehold Interest; (ii) the effectiveness of the Leasehold Assignment is not subject to any oral or written agreement between Current Tenant and New Tenant that provides for a revocation, rescission, cancellation, termination, or other nullification of the Leasehold Assignment or for ownership of the Leasehold to revert to Current Tenant upon the occurrence or failure to occur of any other event (including, but not limited to, the failure to pay any required .consideration for such Leasehold Assignment); (iii) attached to this Assignment Consent as Attachment 2 is a correct and complete copy of the Warranty Bill of Sale (the “Bill of Sale”) pursuant to which Current Tenant is selling and transferring to New Tenant all of Current Tenant’s ownership interest in and to all of the Equipment, and (iv) the effectiveness of the Bill of Sale is not subject to any oral or written agreement between Current Tenant and New Tenant that provides for a revocation, rescission, cancellation, termination, or other nullification of the Bill of Sale, for ownership of the Equipment to revert to Current Tenant, or for Current Tenant to have any lien or claim against any of the Equipment or the right to re-possess any of the Equipment upon the occurrence or failure to occur of any other event (including, but not limited to, the failure to pay any required consideration for the Equipment). Landlord hereby consents to (x) Current Tenant’s assignment of the Leasehold Interest to New Tenant, in accordance with the terms, covenants, and conditions in the Leasehold Assignment, and (y) Current Tenant’s sale and transfer to New Tenant of all of Current Tenant’s ownership interest in and to all of the Equipment, in accordance with the terms, covenants, and conditions in the Bill of Sale. Landlord neither approves nor disapproves any of the terms, covenants, or conditions in the Lease Assignment or in the Bill of Sale, which are and will remain matters solely between Current Tenant and New Tenant.

2.        Modification of Lease. The terms, covenants, and conditions in the Lease shall be updated, corrected, and/or modified as of the Effective Date as follows:

  (a)        Basic Lease Information:

  i)        Tenant:  diaDexus, Inc., a Delaware corporation;

  ii)       Tenant’s Address:    343 Oyster Point Boulevard, South San Francisco, California 94080, Attention: Ms. Sharon Tetlow;

  iii)       Landlord:  ARE-Technology Center SSF, LLC, a Delaware limited liability company;

  iv)       Landlord’s Address:    For payments: 135 North Los Robles Avenue, Suite 250, Pasadena, California 91101, Attention: Accounts Receivable. For notices: 135 North Los Robles Avenue, Suite 250, Pasadena, California 91101, Attention: Corporate Secretary;

  v)        Project:  A two (2) building project totaling approximately 107,960 square feet on the land in South San Francisco, California legally described in Exhibit A-1 attached hereto.

  vi)       Building:    That approximately 53,980 square foot two (2) story building within the Project known as 343 Oyster Point Boulevard, South San Francisco, California 94080, as approximately depicted on the site plan attached as Exhibit A-2; and

  vii)      Premises:    The Building known as 343 Oyster Point Boulevard, South San Francisco, California 94080, as shown herein in Exhibit A-2.

  (b)        Paragraph 8.B.(3):  The fifth (5th) sentence in Paragraph 8.B.(3) of the Lease shall be deleted and the following substituted in its place: “In any event, deductible amounts shall not exceed ten thousand dollars ($10,000.00).”

  (c)        Section 37.C.:  The second paragraph of Section 37.C. of the Lease shall be deleted and the following substituted in its place: “The Base Rent for the Premises under such option shall be the then current market rent for comparable facilities in the proximate South San Francisco market area. The definition of comparable facilities shall incorporate the parking amenities of the Premises and its use as office/laboratory space, and the Building’s location, age, quality, amenities, identity, exterior appearance, interior improvements, and type of construction, but shall not incorporate any continuing liability of Tenant for Building shell upgrades. In no event shall Base Rent at the commencement of the first option term be less than Base Rent for the last month of the original Term (minus the $0.11 per square foot charge for Building shell upgrades included in Base Rent during the original Term). In no event shall Base Rent at the commencement of the second option term be less than Base Rent for the last month of the first option term.”

  (d)        Paragraph 21.A.:  Notwithstanding the provisions of the last sentence of Paragraph 21.A. of the Lease, the right to assign and/or sublet the Premises shall inure to the benefit of New Tenant upon the assignment of the Leasehold from Current Tenant to New Tenant and thereafter shall be personal to New Tenant and any Permitted Assignee under the Lease; provided, however, that this shall be a one-time forbearance by Landlord, shall not be construed as having created a custom, practice, or manner contrary to the specific terms, covenants, and conditions of the Lease or as having permanently modified the same, and shall not be deemed a waiver of Landlord’s right to enforce strictly the terms of the last sentence of Paragraph 21.A. of the Lease at any time after the Effective Date.

  (e)        Paragraph 21.F.:  Notwithstanding the provisions of Paragraph 21.F. of the Lease, any options currently included in the Lease to renew or expand shall not be terminated by the assignment of the Leasehold from Current Tenant to New Tenant; provided, however, that this shall be a one-time forbearance by Landlord, shall not be construed as having created a custom, practice, or manner contrary to the specific terms, covenants, and conditions of the Lease or as having permanently modified the same, and shall not be deemed a waiver of Landlord’s right to enforce strictly the terms of Paragraph 21.F. of the Lease in the event of an assignment or subletting by the Tenant under the Lease (except in connection with a Permitted Assignee) at any time after the Effective Date.

Except to the extent expressly updated, corrected, and/or modified in this Section 2, all of the terms, covenants, and conditions in the Lease shall remain in full force and effect (including, without limitation, rent, renewal options, and amount of security deposit). In the event, however, of any inconsistency or conflict between the terms, covenants, and conditions in this Assignment Consent and in the Lease, the terms, covenants, and conditions in this Assignment Consent shall control. New Tenant hereby expressly acknowledges the following provisions in the Lease: (x) the initial Term of the Lease commenced on June 26, 2001, and expires on June 30, 2011; (y) Base Rent due under the Lease as of June 1, 2002, is $112,278.40 per month (which includes $0.11 per square foot in additional rent for Building shell upgrades) and will increase 3% on July 1,2002, and on each July 1st thereafter during the initial Term of the Lease, in accordance with the Base Rent Schedule in the Basic Lease Information and Section 37.E. of the Lease, respectively; and (z) the Security Deposit under the Lease is a cash deposit of $127,933.00 plus a Letter of Credit in the amount of $400,000.00, which Letter of Credit must comply with the requirements set forth in Section 19 of the Lease and is subject to reduction as set forth therein.

3.        Miscellaneous Provisions.

  (a)        Condition of Premises:  All currently installed utility systems and related infrastructure within the Premises (collectively, “Infrastructure”) shall remain in their current location after the Effective Date. Landlord’s execution of this Assignment Consent, in and by itself, shall not constitute or give rise to, and under no circumstances shall such execution, in and by itself, be deemed, construed, or interpreted as constituting or giving rise to, any representation or warranty by Landlord regarding the condition of any portion or component of the Premises (including, without limitation, all currently installed Infrastructure).

  (b)        Commissions:  Current Tenant shall be solely responsible and liable for, and under no circumstances shall Landlord or New Tenant have any responsibility or liability for, any commission, fee, or other payment (a “Commission”) due to CRESA Partners in connection with the Assignment Transactions. Current Tenant hereby indemnifies and agrees to protect, defend, and hold Landlord and New Tenant harmless from and against any and all claims, losses, damages, costs, and expenses (including reasonable attorneys’ fees and disbursements) that may be incurred by Landlord or New Tenant, respectively, with respect to any Commissions payable in connection with the Assignment Transactions that result from the actions of Current Tenant. New Tenant hereby indemnifies and agrees to protect, defend, and hold Landlord and Current Tenant harmless from and against any and all claims, losses, damages, costs, and expenses (including reasonable attorneys’ fees and disbursements) that may be incurred by Landlord or Current Tenant, respectively, with respect to any Commissions payable in connection with the Assignment Transactions that result from the actions of New Tenant.

  (c)        Counterparts:  This Assignment Consent may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute a single agreement with the same effect as if all Parties had signed the same signature page. Any signature page from any counterpart of this Assignment Consent, signed only by one Party, may be detached from such counterpart and re-attached to any other counterpart of this Assignment Consent that has a signature page signed only by one or both of the other Parties.

  (d)        Notices:  All notices or other communications hereunder shall be in writing and may be given personally, by reputable overnight delivery service (including overnight U.S. mail), or by facsimile transmission (with in the case of a facsimile transmission, confirmation by reputable overnight delivery service) to the Parties at the following addresses:

If to Landlord:		With a copy to:

clo Alexandria Real Estate Equities, Inc.		McKay, Meyer and Herbert
135 N. Los Robles Ave., Suite 250 Pasadena, California 91101		1801 Century Park East, 25th Floor Los Angeles, California 90067-2327
Attention:	Corporate Secretary	Attention:	David S. Meyer, Esq.
Re:	343 Oyster Point	Re:	343 Oyster Point
Facsimile:	626-578-0770	Facsimile:	310-772-0239

If to New Tenant:		With a copy to:

diaDexus, Inc.		Latham & Watkins
343 Oyster Point Boulevard South San Francisco, CA 94080		505 Montgomery Street, Suite 1900 San Francisco, California 94111
Attention:	Ms. Sharon Tetlow	Attention:	Kenneth Whiting, Esq.
Re:	343 Oyster Point.	Re:	diaDexus, Inc.
Facsimile:	650-246-6503	Facsimile:	415-395-8095

If to Current Tenant:		With a copy to:

Virologic, Inc.		Virologic, Inc.
345 Oyster Point Boulevard South San Francisco, CA 94080		345 Oyster Point Boulevard South San Francisco, CA 94080
Attention:	Ms. Karen Wilson	Attention:	Kathy Hibbs, Esq.
Re:	343 Oyster Point	Re:	343 Oyster Point
Facsimile:	650-635-1111	Facsimile:	650-635-1111

  (e)        Amendments; Waivers:  No amendment, modification, supplement, or waiver of this Assignment Consent shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any provision of this Assignment Consent shall be deemed a waiver of any other provision of this Assignment Consent (whether or not similar), nor shall such waiver be deemed a continuing waiver unless otherwise expressly provided.

  (f)        Construction:  This Assignment Consent shall not be construed more strictly against one Party than against any other Party merely by virtue of the fact that this Assignment Consent may have been prepared by counsel for one of the Parties. Further, no inferences are to be drawn, and no conclusions are to be made, based on the fact that a particular provision contained in a draft of this Assignment Consent is not included in the executed version of this Assignment Consent, and no differences between drafts of this Assignment Consent and the executed version of this Assignment Consent may be used as evidence of the Parties’ intended interpretation of any of the terms of this Assignment Consent.

  (g)        Integration:  This Assignment Consent and the Sublease Consent constitute the entire agreement among the Parties with respect to Landlord’s consent to the Assignment Transactions and to the Sublease Transactions and are intended by the Parties to be the final expression and the complete and exclusive statement of the terms of such agreement, and supersedes all prior agreements, understandings, negotiations, and discussions of the Parties, whether oral or written, and there are no other agreements, express or implied, made by the Parties in connection with Landlord’s consent to the Assignment Transactions and to the Sublease Transactions, except as may be specifically set forth in any documents delivered pursuant hereto or in connection herewith.

  (h)        Further Assistance:  Each Party agrees to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered any further acts, instruments, and assurances as may be reasonably required to accomplish the purposes of this Assignment Consent.

  (i)        Successors and Assigns; Third Parties: All of the rights, duties, benefits, liabilities, and obligations of the Parties under this Assignment Consent shall inure to the benefit of, and be binding upon, their respective successors and assigns. Nothing expressed or implied in this Assignment Consent is intended or shall be construed to confer upon or give to any person or entity, other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Assignment Consent.

IN WITNESS WHEREOF, the Parties have executed this Assignment Consent effective as of the Effective Date.

LANDLORD:

ARE-TECHNOLOGY CENTER SSF, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:	/s/ Jim Richardson

Print Name:	Jim Richardson

Print Title:	President

CURRENT TENANT:

VIROLOGIC, INC., a Delaware corporation

By:

Print Name:

Print Title:

NEW TENANT:

DIADEXUS, INC., a Delaware corporation

By:

Print Name:

Print Title:

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  (i)        Successors and Assigns; Third Parties: All of the rights, duties, benefits, liabilities, and obligations of the Parties under this Assignment Consent shall inure to the benefit of, and be binding upon, their respective successors and assigns. Nothing expressed or implied in this Assignment Consent is intended or shall be construed to confer upon or give to any person or entity, other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Assignment Consent.

IN WITNESS WHEREOF, the Parties have executed this Assignment Consent effective as of the Effective Date.

LANDLORD:

ARE-TECHNOLOGY CENTER SSF, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:

Print Name:

Print Title:

CURRENT TENANT:

VIROLOGIC, INC., a Delaware corporation

By:	/s/ William D. Young

Print Name:	William D. Young

Print Title:	Chairman & CEO

NEW TENANT:

DIADEXUS, INC., a Delaware corporation

By:

Print Name:

Print Title:

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  (i)        Successors and Assigns; Third Parties: All of the rights, duties, benefits, liabilities, and obligations of the Parties under this Assignment Consent shall inure to the benefit of, and be binding upon, their respective successors and assigns. Nothing expressed or implied in this Assignment Consent is intended or shall be construed to confer upon or give to any person or entity, other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Assignment Consent.

IN WITNESS WHEREOF, the Parties have executed this Assignment Consent effective as of the Effective Date.

LANDLORD:

ARE-TECHNOLOGY CENTER SSF, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:

Print Name:

Print Title:

CURRENT TENANT:

VIROLOGIC, INC., a Delaware corporation

By:

Print Name:

Print Title:

NEW TENANT:

DIADEXUS, INC., a Delaware corporation

By:	/s/ Sharon Tetlow

Print Name:	Sharon Tetlow

Print Title:	CFO

ATTACHMENT 1

Copy of Leasehold Assignment

[ See Following Page(s) ]

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE is made and entered into as of June 1, 2002 (the “Effective Date”), by and between Virologic, Inc., a Delaware corporation (“Assignor”), and diaDexus, Inc., a Delaware corporation (“Assignee”).

RECITALS

A.        ARE-Technology Center SSF, LLC, a Delaware limited liability company, successor-in-interest to Trammell Crow Northern California Development, Inc., as landlord (“Landlord”), and Assignor, as tenant, are parties to that certain Lease (the “Original Lease”) dated as of November 23, 1999, as amended by (i) that certain First Amendment to Lease Agreement dated as of February     , 2000 by and between Landlord and Tenant and (ii) Consent to Assignment and Modification of Lease of even date herewith (collectively, the “Lease”), pursuant to which Assignor leases certain premises consisting of approximately 53,980 square feet in a building described in the Original Lease as being located at 335 Oyster Point Boulevard, South San Francisco, California (the “Premises”), and more particularly described in the Lease. Notwithstanding the description in the Original Lease of the street address of the Premises as being 335 Oyster Point Boulevard, South San Francisco, California, the actual street address of the Premises is 343 Oyster Point Boulevard, South San Francisco, California.

B.        Effective as of the Effective Date, Assignor desires to assign, transfer and convey all of its right, title and interest in and to, and all of its obligations under, the Lease to Assignee, and Assignee desires to accept such assignment and assume such obligations.

C.        On the Effective Date, Assignor will transfer its ownership interest in all of the Movable Equipment and Trade Fixtures described in Exhibit B-3 to the Lease (excluding items 1 through 6 described in such Exhibit B-3) (the “Equipment”), to Assignee.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinafter and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.        Assignment and Assumption. Effective as of the Effective Date, Assignor hereby assigns, transfers and conveys to Assignee all of its right, title and interest in and to, and all of its obligations under, the Lease. Effective as of the Effective Date, Assignee hereby expressly accepts such assignment and assumes such obligations and agrees to perform and fulfill all obligations and duties of Assignor arising under the Lease from and after the Effective Date.

2.        Reciprocal Indemnity.

(a)    Assignor shall defend, protect, indemnify, and hold harmless Assignee from and against any and all loss, liability, claim, action, damages, costs and expenses (including reasonable attorneys’ fees), directly or indirectly arising from or out of any failure by Assignor to perform Assignor’s obligations, or any breach of Assignor’s obligations, under the Lease prior to the Effective Date.

(b)    Assignee shall defend, protect, indemnify, and hold harmless Assignor from and against any and all loss, liability, claim, action, damages, costs and expenses (including reasonable attorneys’ fees), directly or indirectly arising from or out of any failure by Assignee to perform Assignee’s obligations, or any breach of Assignee’s obligations, under the Lease from and after the Effective Date.

3.        Payment of Consideration. As consideration for Assignor’s assignment of the Lease and transfer of the Equipment to Assignee, Assignee will pay to Assignor a total of $5,000,000.00, of which $2,229,228.00 is consideration for the assignment of the Lease and $2,770,772.00 is consideration for the transfer of the Equipment, in accordance with the following payment schedule:

Effective Date:	$3,000,000.00

September 27, 2002	$1,000,000.00

December 28, 2002	$1,000,000.00

4.        Letter of Credit and Security Deposit. On the Effective Date, Assignee shall (a) post a letter of credit in favor of Landlord in the amount of $400,000.00 (the amount currently required under the Lease), which letter of credit will comply with the requirements set forth in Section 19 of the Lease and will be subject to reduction on the terms and conditions set forth therein and (b) deliver to Landlord the cash security deposit in the amount of $127,933.00 required by the Lease.

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5.        Successors and Assigns. This Assignment and Assumption of Lease shall be binding upon, and inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns.

6.        Governing Law. This Assignment and Assumption of Lease shall be construed and enforced in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Lease as of the day and year first above written.

ASSIGNOR:	VIROLOGIC, INC., a Delaware corporation

	By:	/s/ William D. Young
	Name:	William D. Young
	Title:	Chairman & CEO

ASSIGNEE:	diaDEXUS, INC., a Delaware corporation

By:
Name:
Title:

3

5        Successors and Assigns. This Assignment and Assumption of Lease shall be binding upon, and inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns.

6.        Governing Law. This Assignment and Assumption of Lease shall be construed and enforced in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption of Lease as of the day and year first above written.

ASSIGNOR:	VIROLOGIC, INC., a Delaware corporation

By:
Name:
Title:

ASSIGNEE:	diaDEXUS, INC., a Delaware corporation

	By:	/s/ Sharon Tetlow
	Name:	Sharon Tetlow
	Title:	CFO

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ATTACHMENT 2

Copy of Bill of Sale

[ See Following Page(s) ]

WARRANTY BILL OF SALE

VlROLOGIC, INC. (“Seller”), for good and valuable consideration to it paid by or on behalf of DIAD EX US, INC. (“Purchaser”), does hereby grant, bargain, sell, transfer and deliver unto Purchaser, its successors and assigns, all of Seller’s right, title to and interest in the Equipment described on Exhibit B-3 attached hereto, excluding items 1 through 6 described in such Exhibit B-3.

TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns, forever.

Seller hereby warrants that it is the lawful owner of the Equipment described above and has good right to sell the same and that title to all such Equipment is on the date hereof free and clear of all claims, liens and encumbrances of any nature and that Seller will defend such title.

IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed by its duly authorized officer on the 1st day of June, 2002.

VIROLOGIC, INC.

By:	/s/ William D. Young
Name:	William D. Young
Title:	Chairman & CEO